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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):  March 20, 1997



                             CAMDEN PROPERTY TRUST
            (Exact name of Registrant as specified in its Charter)

            TEXAS                       1-12110                    76-6088377

(State or other jurisdiction of  (Commission file number)     (I.R.S. Employer
 incorporation or organization)                           Identification Number)


           3200 Southwest Freeway, Suite 1500, Houston, Texas  77027
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (713) 964-3555


                                 Not applicable
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     Camden Property Trust, a Texas real estate investment trust (the "Company"), has commenced a Medium Term Note program (the "Program") which provides that the Company may offer and sell from time to time its unsecured senior Medium Term Notes due Nine Months or More in an aggregate principal amount of up to $196,000,000 (the "MTNs") as described in the Company's Prospectus Supplement dated March 20, 1997 to the Company's Prospectus dated January 30, 1996. The MTNs will be issued pursuant to the Company's existing shelf registration statement.

     The MTNs will be offered and sold by NationsBanc Capital Markets, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Smith Barney Inc. and UBS Securities LLC as Agents for the Company (the "Agents") pursuant to that certain Distribution Agreement among the Company and the Agents dated March 20, 1997. The MTNs will be issued under an Indenture between the Company and U.S. Trust Company of Texas, N.A., as trustee.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

              1.1 Distribution Agreement among the Company and the Agents dated March 20, 1997 relating to the MTNs.

              4.1 Indenture dated as of February 15, 1996 between the Company and U.S. Trust Company of Texas, N.A., as trustee (filed as
                   Exhibit 4.1 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

              4.2 First Supplemental Indenture dated as of February 15, 1996 (filed as Exhibit 4.2 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 1997
                                    CAMDEN PROPERTY TRUST



                                    By:  /s/ G. Steven Dawson
                                        ----------------------
                                        G. Steven Dawson
                                        Senior Vice President - Finance, Chief
                                        Financial Officer and Treasurer
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                             CAMDEN PROPERTY TRUST
                               INDEX TO EXHIBITS

EXHIBIT                                                                  PAGE
-------                                                                  ----
1.1 Distribution Agreement among the Company and the Agents dated March 20, 1997 relating to the MTNs.

4.1 Indenture dated as of February 15, 1996 between the Company and U.S. Trust Company of Texas, N.A., as trustee (filed as Exhibit 4.1 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

4.2 First Supplemental Indenture dated as of February 15, 1996 (filed as Exhibit 4.2 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).